Exhibit 23.2

                                              November 7, 2000

            CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT


         We hereby consent to the use in Form SB-2 Registration Statement, of AJK Perfect Renaissance, Inc. our report ended December 31, 1998 and December 31, 1999 which refer to the financial statements of S.C. Perfect Renaissance SRL, S.C. Renaissance SRL and S.C. Renaissance Alpha 2000 SRL and to the reference to our firm as Experts in the Prospectus.

/s/ Arthur Andersen SRL

Arthur Andersen SRL